                                                                 Exhibit 10(jjj)
                                                                 ---------------


                               ALLEN TELECOM INC.

                             EXECUTIVE BENEFIT PLAN

               AS AMENDED AND RESTATED EFFECTIVE OCTOBER 15, 1997




                               Copyright (C) 1996
                      By Compensation Resource Group, Inc.
                               All Rights Reserved

                                TABLE OF CONTENTS
                                -----------------

           Article                                                                     Page
           -------                                                                     ----

                                    ARTICLE 1

                                   DEFINITIONS
                                   -----------

                                    ARTICLE 2
                      SELECTION, ENROLLMENT AND ELIGIBILITY

             2.1  SELECTION BY COMMITTEE ...............................................  5
             2.2  ENROLLMENT REQUIREMENTS ..............................................  5

             2.3  ELIGIBILITY; COMMENCEMENT OF PARTICIPATION ...........................  5

                                    ARTICLE 3
                            VESTING; ACCOUNT BALANCE
                            ------------------------

             3.1  VESTING IN CHANGE IN CONTROL BENEFIT .................................  5
             3.2  FORFEITURE ...........................................................  6

             3.3  ACCOUNT BALANCE ......................................................  6

                                    ARTICLE 4
                                    BENEFITS
                                    --------

             4.1  CHANGE IN CONTROL BENEFIT ............................................  6
             4.2  EMPLOYER BENEFIT .....................................................  7
             4.3  WITHHOLDING AND PAYROLL TAXES ........................................  7

             4.4  ALLOCATION OF CERTAIN FORFEITED BENEFITS TO RESERVE ACCOUNT ..........  7

                                    ARTICLE 5
                                   BENEFICIARY
                                   -----------

             5.1  BENEFICIARY ..........................................................  7

             5.2  BENEFICIARY DESIGNATION; CHANGE; SPOUSAL CONSENT .....................  7
             5.3  ACKNOWLEDGMENT .......................................................  8

             5.4  NO BENEFICIARY DESIGNATION ...........................................  8
             5.5  DOUBT AS TO BENEFICIARY ..............................................  8
             5.6  DISCHARGE OF OBLIGATIONS .............................................  8

                                    ARTICLE 6

                            TERMINATION, AMENDMENT OR
                            -------------------------
                            MODIFICATION OF THE PLAN
                            ------------------------
             6.1  TERMINATION, AMENDMENT OR MODIFICATION PRIOR TO ONE YEAR BEFORE
                  CHANGE IN CONTROL ....................................................   8
             6.2  TERMINATION, AMENDMENT OR MODIFICATION WITHIN ONE YEAR BEFORE
                  CHANGE IN CONTROL OR FOLLOWING CHANGE IN CONTROL .....................   9
             6.3  TERMINATION OF PLAN AGREEMENT ........................................   9

                                    ARTICLE 7
                          OTHER BENEFITS AND AGREEMENTS
                          -----------------------------

             7.1 COORDINATION WITH OTHER BENEFITS ......................................   9

                                    ARTICLE 8
                                      TRUST
                                      -----

             8.1  ESTABLISHMENT OF THE TRUST ...........................................   9
             8.2  INTERRELATIONSHIP OF THE PLAN AND THE TRUST ..........................   9
             8.3  ACCOUNTS .............................................................  10

                                    ARTICLE 9
                               INSURANCE POLICIES
                               ------------------

             9.1  POLICIES .............................................................  11

             9.2  DOCUMENTS REQUIRED BY INSURER ........................................  11

                                   ARTICLE 10
                                 ADMINISTRATION
                                 --------------

             10.1 COMMITTEE DUTIES .....................................................  12
             10.2 AGENTS ...............................................................  12

             10.3 BINDING EFFECT OF DECISIONS ..........................................  12
             10.4 INDEMNITY OF COMMITTEE ...............................................  12
             10.5 EMPLOYER INFORMATION .................................................  12

                                   ARTICLE 11
                                CLAIMS PROCEDURES
                                -----------------

             11.1 PRESENTATION OF CLAIM ................................................  12
             11.2 NOTIFICATION OF DECISION .............................................  13
             11.3 REVIEW OF A DENIED CLAIM .............................................  13
             11.4 DECISION ON REVIEW ...................................................  13
             11.5 LEGAL ACTION .........................................................  14

                                   ARTICLE 12
                                  MISCELLANEOUS
                                  -------------

             12.1  UNSECURED GENERAL CREDITOR ..........................................  14
             12.2  EMPLOYER'S LIABILITY ................................................  14
             12.3  NONASSIGNABILITY ....................................................  14
             12.4  NOT A CONTRACT OF EMPLOYMENT ........................................  14
             12.5  FURNISHING INFORMATION ..............................................  15
             12.6  TERMS ...............................................................  15
             12.7  CAPTIONS ............................................................  15
             12.8  GOVERNING LAW .......................................................  15
             12.9  VALIDITY ............................................................  15
             12.10 NOTICE ..............................................................  15
             12.11 SUCCESSORS ..........................................................  16
             12.12 SPOUSE'S INTEREST ...................................................  16
             12.13 INCOMPETENT .........................................................  16
             12.14 DISTRIBUTION IN THE EVENT OF TAXATION ...............................  16

                               ALLEN TELECOM INC.

                             EXECUTIVE BENEFIT PLAN


               As Amended and Restated Effective October 15, 1997



           Allen Telecom Inc. hereby amends and restates the Allen Telecom Inc. Executive Benefit Plan, effective October 15, 1997, on the terms hereinafter set forth.


                                     PURPOSE

           The purpose of this Plan is to provide specified benefits for the purpose of motivating and retention of a select group of management and highly compensated employees who contribute materially to the continued growth, development, and future success of Allen Telecom Inc., a Delaware corporation (the "Company"). The Plan generally is intended to provide benefits to covered employees in the event of a "Change of Control" of the Company (as defined herein) and is not intended to constitute an "employee pension benefit plan" within the meaning of Section (3)(2) of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"). Benefits, if payable under the Plan, generally will be payable prior to termination of employment.

                                    ARTICLE 1

                                   DEFINITIONS

           For purposes hereof, unless otherwise clearly apparent from the context, the following phrases or terms shall have the following indicated meaning:

1.1 "Administrative Account" shall mean an account established in accordance with Section 8.3(a)(ii) below.

1.2 "Beneficiary" shall mean one or more persons, trusts, estates or other entities, designated in accordance with Article 5 below, that are entitled to receive benefits under this Plan upon the death of a Participant.

1.3 "Beneficiary Designation Form" shall mean the form established from time to time by the Committee that a Participant completes, signs and returns to the Committee to designate one or more Beneficiaries.

1.4        "Board" shall mean the Board of Directors of the Company.

1.5 "Change in Control" shall mean the occurrence of any of the following with respect to the Company:

         (a) Any "person", as such term is used in Sections 13(d) and 14(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act") (other than the Company, any trustee or other fiduciary holding securities under an employee benefit plan of the Company, or any corporation owned, directly or indirectly, by the stockholders of the Company in substantially the same proportions as their ownership of stock of the Company), is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing 30 percent or more of the combined voting power of the Company's then outstanding securities;

         (b) During any period of two consecutive years (not including any period prior to the Effective Date), individuals who at the beginning of such period constitute the Board of Directors of the Company (the "Board"), and any new director (other than a director designated by a person who has entered into an agreement with the Company to effect a transaction described in clause (a), (c) or (d) of this subsection) whose election by the Board or nomination for election by the Company's stockholders was approved by a vote of at least two-thirds (2/3) of the directors then still in office who either were directors at the beginning of the period or whose election or nomination for election was previously so approved, cease for any reason to constitute at least a majority thereof;

         (c) The stockholders of the Company approve a merger or consolidation of the Company with any other corporation, other than (i) a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) more than 80 percent of the combined voting power of the voting securities of the Company or such surviving entity outstanding immediately after such merger or consolidation or (ii) a merger or consolidation effected to implement a recapitalization of the Company (or similar transaction) in which no "person" (as hereinabove defined) acquires more than 30 percent of the combined voting power of the Company's then outstanding securities;

         (d) The stockholders of the Company approve a plan of complete liquidation of the Company or an agreement for the sale or disposition by the Company of all or substantially all of the Company's assets;

         (e) The Company voluntarily files a petition for bankruptcy under federal bankruptcy law, or an involuntary bankruptcy petition is filed against the

                  Company under federal bankruptcy law, which involuntary petition is not dismissed within 120 days of the filing;

         (f) The Company makes a general assignment for the benefit of creditors; or

         (g) The Company seeks or consents to the appointment of a trustee, receiver, liquidator or similar person.

1.6      "Change in Control Benefit" shall mean the benefit set forth in Section
         4.1 below.

1.7      "Claimant" shall have the meaning set forth in Section 11.1 below.

1.8 "Code" shall mean the Internal Revenue Code of 1986, as amended from time to time.

1.9 "Committee" shall mean the administrative committee appointed to manage and administer the Plan in accordance with the provisions of Article 10 below.

1.10     "Company" shall mean Allen Telecom Inc., a Delaware corporation.

1.11 "Disability" shall mean a period of disability during which a Participant qualifies for benefits under the Employer's long-term disability program by which the Participant is covered.

1.12     "Effective Date" shall mean August 1, 1997.

1.13 "Employer" shall mean the Company and any other subsidiary that adopts the Plan with the consent of the Company.

1.14     "Employer Benefit" shall mean the benefit set forth in Section 4.2 or
         4.4 below.

1.15 "Forfeiture" shall mean a forfeiture of a Participant's rights to benefits under this Plan as set forth in Section 3.2 below.

1.16 "Insurer" shall mean the insurance company or companies that issue one or more Policies.

1.17 "Participant" shall mean any employee of an Employer (a) who is selected to participate in the Plan, (b) who elects to participate in the Plan, (c) who signs a Plan Agreement and a Beneficiary Designation Form, (d) whose signed Plan Agreement and Beneficiary Designation Form are accepted by the Committee, and (e) whose Plan Agreement has not terminated.

1.18 "Participant's Account" shall mean an account established in accordance with Section 8.3(a)(i) below.

1.19 "Plan" shall mean the Allen Telecom Inc. Executive Benefit Plan, which is defined by this instrument and by each Plan Agreement, all as may be amended from time to time.

1.20 "Plan Agreement" shall mean a written agreement, as may be amended from time to time, which is entered into by and between an Employer and a Participant. Each Plan Agreement executed by a Participant shall provide for the entire benefit to which such Participant is entitled under the Plan, and the Plan Agreement bearing the latest date of acceptance by the Committee shall govern such entitlement.

1.21 "Plan Year" shall, for the first Plan Year, begin on August 1, 1997, and end on December 31, 1997. For each Plan Year thereafter, the Plan Year shall begin on January 1 of each year and continue through December 31 of that year.

1.22 "Policy" or "Policies" shall mean the policy or policies issued in the name of the Trustee in accordance with the terms and conditions of this Plan and each respective Plan Agreement.

1.23     "Reserve Account" shall mean an account established in accordance with
         Section 8.3(a)(iii) below.

1.24 "Retirement," "Retires" or "Retired" shall mean a Participant's severance from employment from all Employers for any reason other than a leave of absence, death or Disability on or after the later of Participant's (a) attaining age 65, or (b) fifth anniversary of participation in the Allen Telecom Inc. Corporate Retirement Plan.

1.25 "Supplemental Retirement Plan" or "Supplemental Retirement Plans" shall mean, as the context requires, the Allen Telecom Inc. Restoration Plan, each Supplemental Target Pension Benefit Agreement entered into between the Company and a Participant and each other nonqualified deferred compensation plan or arrangement designated by the Committee as a Supplemental Retirement Plan for purposes of this Plan.

1.26 "Termination of Employment" shall mean the ceasing of employment with all Employers, voluntarily or involuntarily, for any reason other than Retirement, Disability, death or an authorized leave of absence.

1.27 "Trust" shall mean the trust established pursuant to that certain Trust Agreement for the Allen Telecom Inc. Executive Benefit Plan, dated as of August 1, 1997, between the Company and the Trustee, as may be amended from time to time.

1.28 "Trustee" shall mean the trustee named in the Trust and any successor trustee.

1.29 "Vesting Date" shall mean the date upon which a Participant becomes 100% vested in his or her Change in Control Benefit in accordance with
         Section 3.1 below.

                                    ARTICLE 2
                      SELECTION, ENROLLMENT AND ELIGIBILITY

2.1 SELECTION BY COMMITTEE. Participation in the Plan shall be limited to a select group of management and highly compensated employees of the Employers. From that group, the Committee shall select, in its sole discretion, employees to participate in the Plan.

2.2 ENROLLMENT REQUIREMENTS. As a condition to participation, each selected employee shall complete, execute and return to the Committee a Plan Agreement and a Beneficiary Designation Form. In addition, the Committee, in its sole discretion, shall establish from time to time such other enrollment requirements as it determines are necessary.

2.3 ELIGIBILITY; COMMENCEMENT OF PARTICIPATION. Provided an employee selected to participate in the Plan has met all enrollment requirements set forth in this Plan and required by the Committee, that employee shall commence participation in the Plan on the date specified by the Committee. If a selected employee fails to meet all such requirements prior to that date, that employee shall not be eligible to participate in the Plan until the completion of those requirements.


                                    ARTICLE 3
                            VESTING; ACCOUNT BALANCE

3.1        VESTING IN CHANGE IN CONTROL BENEFIT.  Subject to Section 3.2 below:

           (a) General Rule. If a Participant has not forfeited his or her benefits pursuant to Section 3.2(a)(i) below, or experienced a Termination of Employment, prior to 90 days prior to a Change in Control, the Participant shall become 100% vested in his or her Change in Control Benefit on the date six months following the Change in Control (the "Vesting Date").

           (b) Early Vesting. If at any time on or after 90 days prior to a Change in Control and prior to the Vesting Date a Participant Retires, dies, suffers a Disability or experiences an involuntarily termination of employment with all Employers, the Participant (or the Participant's Beneficiary in the event of the Participant's death) shall become 100% vested in his or her Change in Control Benefit on the later of (i) the date of the Change in Control or
                    (ii) the date of such Retirement, death, Disability or involuntary termination of employment, and such date (rather than the date six months following a Change in Control) shall be considered the "Vesting Date" for purposes of this Plan.

3.2 FORFEITURE. Notwithstanding Section 3.1 above, a Participant shall forfeit any right to benefits under this Plan in accordance with this
           Section 3.2:

           (a) A Participant shall forfeit any right to benefits under this Plan if he or she:

                    (i) Retires, dies, suffers a Disability, or experiences a Termination of Employment, in each case prior to 90 days before a Change in Control, or receives lump sum distributions from the Supplemental Retirement Plans that permanently ends his or her participation in the Supplemental Retirement Plans (a "Termination Distribution") at any time; or

                    (ii) Voluntarily terminates his or her employment (other than by Retirement or Disability) with all of his or her Employers or receives a Termination Distribution from the Supplemental Retirement Plans at any time on or after the date of a Change in Control and prior to the date six months following the Change in Control.

           (b) A Participant receiving payments or other partial distributions from the Supplemental Retirement Plans before his or her Vesting Date described in Section 3.1(a) hereof shall forfeit a portion of his or her Change in Control Benefit which bears the same proportion to all of such benefit as the payment or partial distribution bears to his or her total interest in the Supplemental Retirement Plans.

3.3 ACCOUNT BALANCE. Within 60 days of the end of each Plan Year, each Participant shall receive a statement setting forth the balance of his or her Participant's Account as of the end of that Plan Year.


                                    ARTICLE 4
                                    BENEFITS

4.1        CHANGE IN CONTROL BENEFIT.

           (a) Eligibility. On the Vesting Date, the Participant or the Participant's Beneficiary, as the case may be, shall become entitled to the "Change in Control Benefit" described in
                    Section 4.1(b).

           (b) Benefit and Payment. The "Change in Control Benefit" shall be a dollar amount that is equal to the fair market value of the assets allocated to and held in the Participant's Account as of the Vesting Date. This benefit shall be paid to the Participant, or his or her Beneficiary, within 90 days of the Vesting Date.

4.2        EMPLOYER BENEFIT.

           (a) Eligibility. Subject to Section 4.4 below, the Participant's Employer shall be entitled to the Employer Benefit if and to the extent a Participant forfeits his or her Change in Control Benefit under Section 3.2 above.

           (b) Benefit and Payment. Subject to Section 4.4 below, the "Employer Benefit" shall be a distribution of the assets allocated to and held in the Participant's Account as of the date of the event described in Section 3.2 above after taking in account any distributions made or to be made in accordance with Section 4.1 above, plus any earnings allocated to that account from that date to the date of payment of the Employer Benefit. This benefit shall be paid to the Participant's Employer within 120 days of January 1 of the Plan Year following that event.

4.3 WITHHOLDING AND PAYROLL TAXES. The Trustee shall withhold from any and all benefit payments made under this Article 4, all federal, state and local income, employment and other taxes required to be withheld in connection with the payment of benefits hereunder, in amounts to be determined in the sole discretion of the Participant's Employer.

4.4        ALLOCATION OF CERTAIN FORFEITED BENEFITS TO RESERVE ACCOUNT.
           Notwithstanding Section 4.2 above, if upon the occurrence of an event described in Section 3.2 the Account of the Participant involved holds a fractional interest in a Policy, such interest in such Policy shall be reallocated to the Reserve Account rather than distributed as an Employer Benefit. If at any time the Reserve Account holds 100% of the interests in a Policy as a result of the application of the preceding sentence, such Policy shall be distributed to the appropriate Employers as an Employer Benefit as soon as reasonably practical.


                                    ARTICLE 5
                                   BENEFICIARY

5.1 BENEFICIARY. Each Participant shall have the right, at any time, to designate his or her Beneficiary (both primary as well as contingent) to receive any benefits payable under the Plan to a Beneficiary upon the death of a Participant.

5.2 BENEFICIARY DESIGNATION; CHANGE; SPOUSAL CONSENT. A Participant shall designate his or her Beneficiary by completing and signing the Beneficiary Designation Form, and returning it to the Committee or its designated agent. A Participant shall have the right to change a Beneficiary by completing, signing and otherwise complying with the terms of the Beneficiary Designation Form and the Committee's rules and procedures, as in effect from time to time. If the Participant names someone other than his or her spouse as a Beneficiary, a spousal consent, in the form designated by the Committee, must be signed by that Participant's spouse and returned to the Committee. Upon the acceptance by the Committee of a new Beneficiary Designation Form, all Beneficiary designations previously filed shall be canceled. The Committee shall be entitled to rely on the last Beneficiary Designation Form filed by the Participant and accepted by the Committee before his or her death.

5.3 ACKNOWLEDGMENT. No designation or change in designation of a Beneficiary shall be effective until received, accepted and acknowledged in writing by the Committee or its designated agent.

5.4 NO BENEFICIARY DESIGNATION. If a Participant fails to designate a Beneficiary as provided in Sections 5.1, 5.2 and 5.3 above, or if all designated Beneficiaries predecease the Participant or die prior to complete distribution of the Participant's benefits, then the Participant's designated Beneficiary shall be deemed to be his or her surviving spouse. If the Participant has no surviving spouse, the benefits remaining under the Plan to be paid to a Beneficiary shall be payable to the executor or personal representative of the Participant's estate.

5.5 DOUBT AS TO BENEFICIARY. If the Committee has any doubt as to the proper Beneficiary to receive payments pursuant to this Plan, the Committee shall have the right, exercisable in its discretion, before a Change in Control, to cause the Trustee to withhold such payments until this matter is resolved to the Committee's satisfaction.

5.6 DISCHARGE OF OBLIGATIONS. The payment of benefits under the Plan to a Beneficiary shall fully and completely discharge all Employers and the Committee from all further obligations under this Plan with respect to the Participant, and that Participant's Plan Agreement shall terminate upon such full payment of benefits.


                                    ARTICLE 6
                            TERMINATION, AMENDMENT OR
                            MODIFICATION OF THE PLAN

6.1 TERMINATION, AMENDMENT OR MODIFICATION PRIOR TO ONE YEAR BEFORE CHANGE IN CONTROL. Subject to Section 6.2, each Employer reserves the right to terminate, amend or modify the Plan or any related Plan Agreement, in whole or in part, with respect to Participants whose services are retained by that Employer. Notwithstanding the foregoing, no termination, amendment or modification shall be effective to decrease or reduce a Participant's potential benefits under this Plan below the balance in his or her Participant's Account as of the effective date of the termination, amendment or modification.

6.2 TERMINATION, AMENDMENT OR MODIFICATION WITHIN ONE YEAR BEFORE CHANGE IN CONTROL OR FOLLOWING CHANGE IN CONTROL. Within one year before a Change in Control and thereafter, neither the Company, any subsidiary of the Company nor any corporation, trust or other person that succeeds to all or any substantial portion of the assets of the Company shall have the right to terminate, amend or modify the Plan and/or any Plan Agreement in effect prior to such Change in Control, and all benefits under the Plan and any such Plan Agreement shall thereafter be paid in accordance with the terms of the Plan and such Plan Agreement, as in effect immediately prior to such Change in Control. If the Plan is terminated, amended, or modified within one year before a Change in Control, such termination, amendment or modification shall be considered void as of the date of the termination, amendment or modification. Any provision of this Plan or any Plan Agreement to the contrary shall be construed in accordance with this Section 6.2.

6.3 TERMINATION OF PLAN AGREEMENT. Absent the earlier termination, modification or amendment of the Plan, or a Participant's Forfeiture of his or her benefits under this Plan, the Plan Agreement of any Participant shall terminate upon the full payment of the applicable benefit provided under Article 4.


                                    ARTICLE 7
                          OTHER BENEFITS AND AGREEMENTS

7.1 COORDINATION WITH OTHER BENEFITS. The benefits provided for a Participant and Participant's Beneficiary under the Plan are in addition to any other benefits available to such Participant under any other plan or program for employees. The Plan shall supplement and shall not supersede, modify or amend any other such plan or program except as may otherwise be expressly provided.


                                    ARTICLE 8
                                      TRUST

8.1 ESTABLISHMENT OF THE TRUST; PREMIUMS. The Company shall establish the Trust and the Employers shall, at least annually, transfer over to the Trust such assets, if any, as the Company determines, in its sole discretion, to contribute or cause to be contributed to the Trust prior to a Change in Control. The Committee may direct, prior to a Change in Control, payment of any and all Policy premiums and other costs relating to insurance policies owned by the Trust. In addition, if the Trust incurs any tax liability, the Employers shall contribute to the Trust sufficient funds to allow the Trustee to pay any such tax liability.

8.2 INTERRELATIONSHIP OF THE PLAN AND THE TRUST. The provisions of the Plan and each Plan Agreement shall govern the rights of a Participant to receive distributions pursuant to the Plan. The provisions of the Trust shall govern the rights of the

           Trustee, Participant and a Participant's Beneficiary as to the assets of the Trust. The Employers shall at all times remain liable to carry out their obligations under the Plan. The Employers and the Trustee shall cooperate with each other as is necessary to minimize the Trust's tax liability.

8.3        ACCOUNTS.

           (a) The Trustee shall establish and maintain the following separate accounts:

                     (i) A "Participant's Account" for each Participant (A) to which the Employers' contributions, or a portion thereof, may be allocated and held, (B) to which the earnings on amounts held pursuant to (A) shall be allocated and held, (C) to which amounts from the Reserve Account may be allocated and held, and (D) to which the earnings on amounts held pursuant to
                            (C) shall be allocated and held, the assets of which are to be used to pay the Change in Control Benefit or the Employer Benefit in accordance with this Plan and the Trust;

                     (ii) An "Administrative Account" for the administrative expenses of the Trust to which a portion of the Employers' contributions and earnings thereon and the Reserve Account and earnings and gains thereon may be allocated to and held, the assets of which are to be used to pay the administrative expenses, including all taxes, of the Trust in accordance with the terms and provisions of this Plan and the Trust that are not paid directly by the Employers; and

                     (iii) A "Reserve Account" to which shall be allocated (i) the gains constituting, in the case of a Policy (or a portion thereof) on the life of a Participant that is allocated to the Participant's Account of another Participant, the excess of the life insurance proceeds of such Policy over the cash value thereof (appropriately pro rated in the case of a Policy fractional interests in which are allocated to more than one Participant's Accounts) and (ii) fractional interests in Policies pursuant to Section 4.4 above. Assets so allocated to and held in the Reserve Account shall be allocated or reallocated to other Participant's Accounts or the Administrative Account, or shall be distributed as an Employer Benefit, in accordance with the terms of the Plan.

           (b) Prior to a Change in Control, the Committee shall, in its sole discretion, direct the Trustee in writing as to the allocation of (i) the Employers' contributions to the accounts described in Section 8.3(a) above, (ii) the earnings on the Employer's contributions held in the accounts described in Section 8.3(a) above, and (iii) gains allocated to the Reserve Account in accordance with Section 8.3(d) below or fractional interests in Policies allocated to the Reserve Account in accordance with Section 4.4. After a

                    Change in Control, the Trustee shall make such allocations in accordance with the terms of the Plan and the Trust. Notwithstanding the foregoing, and except for a payment of benefits in accordance with Article 4 or a Forfeiture of benefits, a Participant's Account balance shall not be reduced.

           (c) Each of the accounts described in Section 8.3(a) above shall qualify for and be treated as a separate share under Code
                    Section 663(c).

           (d) Notwithstanding the foregoing, for purposes of this Plan, in the case of a Policy (or a portion thereof) on the life of a Participant that is allocated to the Participant's Account of another Participant:

                    (i) In the event of the death of the Participant whose life is insured by such Policy, the excess of the life insurance proceeds of the Policy over the cash value thereof on the date of death of such Participant (appropriately pro rated in the case of a Policy fractional interests in which are allocated to more than one Participant's Accounts) shall constitute a gain allocable to the Reserve Account; and

                     (ii) The additions to the cash value thereof (appropriately pro rated in the case of a Policy fractional interests in which are allocated to more than one Participant's Accounts) shall constitute income allocable to the Account to which such Policy (or a portion thereof) has (except for the right to such gain) been allocated.


                                    ARTICLE 9
                               INSURANCE POLICIES

9.1 POLICIES. The Committee may direct the Trustee in writing to acquire one or more Policies in the Trustee's name. The Trustee shall be the sole and absolute owner and beneficiary of each Policy, with all rights of an owner and beneficiary, including without limitation, the right to surrender Policies for their cash surrender values and to take one or more loans against one or more Policies. Notwithstanding the foregoing, the Trustee shall exercise its ownership rights in each Policy only in accordance with the terms of this Plan, the respective Plan Agreements and the Trust.

9.2 DOCUMENTS REQUIRED BY INSURER. The Trustee, the Participant's Employer and the Participant shall sign such documents and provide such information as may be required from time to time by the Insurer.

                                   ARTICLE 10
                                 ADMINISTRATION

10.1 COMMITTEE DUTIES. This Plan shall be administered by a Committee which shall consist of the Board or such committee as the Board shall appoint. Members of the Committee may be Participants under this Plan. The Committee shall also have the sole and absolute discretion and authority to (i) make, amend, interpret, and enforce all appropriate rules and regulations for the administration of this Plan, and (ii) interpret where necessary all provisions of this Plan (including, without limitation, by supplying omissions from, correcting deficiencies in, or resolving inconsistencies in, the language of this Plan), as may arise in connection with the Plan. Any individual serving on the Committee who is a Participant shall not vote or act on any matter relating solely to himself or herself. When making a determination or calculation, the Committee shall be entitled to rely on information furnished by a Participant or the Company.

10.2 AGENTS. In the administration of this Plan, the Committee may, from time to time, employ agents and delegate to them such administrative duties as it sees fit (including acting through a duly appointed representative) and may from time to time consult with counsel who may be counsel to any Employer.

10.3 BINDING EFFECT OF DECISIONS. The decision or action of the Committee with respect to any question arising out of or in connection with the administration, interpretation and application of the Plan and the rules and regulations promulgated hereunder shall be final and conclusive and binding upon all persons having any interest in the Plan.

10.4 INDEMNITY OF COMMITTEE. All Employers shall indemnify and hold harmless the members of the Committee against any and all claims, losses, damages, expenses or liabilities arising from any action or failure to act with respect to this Plan, except in the case of willful misconduct by the Committee or any of its members.

10.5 EMPLOYER INFORMATION. To enable the Committee to perform its functions, each Employer shall supply full and timely information to the Committee on all matters relating to the compensation of its Participants, the date and circumstances of the Retirement, Disability, death or Termination of Employment of its Participants, and such other pertinent information as the Committee may reasonably require.


                                   ARTICLE 11
                                CLAIMS PROCEDURES

11.1 PRESENTATION OF CLAIM. Any Participant or Beneficiary of a deceased Participant (such Participant or Beneficiary being referred to below as a "Claimant") may deliver to the Committee a written claim for a determination with respect to the amounts distributable to such Claimant from the Plan. If such a claim relates to the contents of a notice received by the Claimant, the claim must be made within 60 days after such notice was received by the Claimant. All other claims must be made within 180 days of the date on which the event that caused the claim to arise occurred. The claim must state with particularity the determination desired by the Claimant.

11.2 NOTIFICATION OF DECISION. The Committee shall consider a Claimant's claim within 60 days of receipt of that claim, and shall notify the Claimant in writing:

           (a) that the Claimant's requested determination has been made, and that the claim has been allowed in full; or

           (b) that the Committee has reached a conclusion contrary, in whole or in part, to the Claimant's requested determination, and such notice must set forth in a manner calculated to be understood by the Claimant:

                    (i) the specific reason(s) for the denial of the claim, or any part of it;

                    (ii) the specific reference(s) to pertinent provisions of the Plan upon which such denial was based;

                    (iii) a description of any additional material or information necessary for the Claimant to perfect the claim, and an explanation of why such material or information is necessary; and

                    (iv) an explanation of the claim review procedure set forth in Section 11.3 below.

11.3 REVIEW OF A DENIED CLAIM. Within 60 days after receiving a notice from the Committee that a claim has been denied, in whole or in part, a Claimant (or the Claimant's duly authorized representative) may file with the Committee a written request for a review of the denial of the claim. Thereafter, but not later than 30 days after the review procedure began, the Claimant (or the Claimant's duly authorized representative):

           (a)        may review pertinent documents;

           (b)        may submit written comments or other documents; and/or

           (c) may request a hearing, which the Committee, in its sole discretion, may grant.

11.4 DECISION ON REVIEW. The Committee shall render its decision on review promptly, and not later than 60 days after the filing of a written request for review of the denial, unless a hearing is held or other special circumstances require additional time, in which case the Committee's decision must be rendered within 120 days after such date. Such decision must be written in a manner calculated to be understood by the Claimant, and it must contain:

           (a)      specific reasons for the decision;

           (b) specific reference(s) to the pertinent Plan provisions upon which the decision was based; and

           (c)      such other matters as the Committee deems relevant.

11.5 LEGAL ACTION. A Claimant's compliance with the foregoing provisions of this Article 11 is a mandatory prerequisite to a Claimant's right to commence any legal action with respect to any claim for benefits under this Plan.


                                   ARTICLE 12
                                  MISCELLANEOUS

12.1 UNSECURED GENERAL CREDITOR. Participants and their Beneficiaries, heirs, successors and assigns shall have no legal or equitable rights, interest or claims in any property or assets of an Employer. Any and all of an Employer's assets shall be, and remain, the general, unpledged and unrestricted assets of the Employer. An Employer's obligation under the Plan shall be merely that of an unfunded and unsecured promise to pay money in the future.

12.2 EMPLOYER'S LIABILITY. An Employer's liability for the payment of benefits shall be defined only by the Plan and the Plan Agreement, as entered into between the Employer and a Participant. An Employer shall have no obligation to a Participant under the Plan except as expressly provided in the Plan and his or her Plan Agreement.

12.3 NONASSIGNABILITY. Neither a Participant nor any other person shall have any right to commute, sell, assign, transfer, pledge, anticipate, mortgage or otherwise encumber, transfer, hypothecate or convey in advance of actual receipt, the amounts, if any, payable hereunder, or any part thereof, which are, and all rights to which are expressly declared to be unassignable and non-transferable. No part of the amounts payable shall, prior to actual payment, be subject to seizure or sequestration for the payment of any debts, judgments, alimony or separate maintenance owed by a Participant or any other person, nor be transferable by operation of law in the event of a Participant's or any other person's bankruptcy or insolvency or be transferable to a spouse as a result of a property settlement or otherwise.

12.4 NOT A CONTRACT OF EMPLOYMENT. The terms and conditions of this Plan shall not be deemed to constitute a contract of employment between any Employer and the Participant. Such employment is hereby acknowledged to be an "at will" employment relationship that can be terminated at any time for any reason, with or without cause, unless expressly provided in a written employment agreement. Nothing in this Plan shall be deemed to give a Participant the right to be employed in the service of any Employer, or to interfere with the right of any Employer to discipline or discharge the Participant at any time.

12.5 FURNISHING INFORMATION. A Participant will cooperate with the Committee by furnishing any and all information requested by the Committee and take such other actions as may be requested in order to facilitate the administration of the Plan and the payments of benefits hereunder, including but not limited to taking such physical examinations as the Committee may deem necessary.

12.6 TERMS. Whenever any words are used herein in the singular or in the plural, they shall be construed as though they were used in the plural or the singular, as the case may be, in all cases where they would so apply.

12.7 CAPTIONS. The captions of the articles, sections and paragraphs of this Plan are for convenience only and shall not control or affect the meaning or construction of any of its provisions.

12.8 GOVERNING LAW. The provisions of this Plan shall be construed and interpreted according to the laws of the State of Ohio.

12.9 VALIDITY. In case any provision of this Plan shall be illegal, invalid or ineffective for any reason, said illegality, invalidity or ineffectiveness shall not affect the remaining parts hereof, but this Plan shall be construed and enforced as if such illegal, invalid and/or ineffective provision had never been inserted herein.

12.10 NOTICE. Any notice or filing required or permitted to be given to the Committee under this Plan shall be sufficient if in writing and hand-delivered, or sent by registered or certified mail or recognized overnight courier, to the address below:

                    Allen Telecom Inc.
                    25101 Chagrin Boulevard
                    Beachwood, OH  44122-5169
                    Attention:  General Counsel

           Such notice shall be deemed given as of the date of delivery or, if delivery is made by mail, as of the date shown on the postmark on the receipt for registration or certification.

           Any notice or filing required or permitted to be given to a Participant under this Plan shall be sufficient if in writing and hand-delivered, or sent by mail, to the last known address of the Participant.

12.11 SUCCESSORS. The provisions of this Plan shall bind and inure to the benefit of the Participant's Employer and its successors and assigns and the Participant, the Participant's Beneficiaries, and their permitted successors and assigns.

12.12 SPOUSE'S INTEREST. The interest in the benefits hereunder of a spouse of a Participant who has predeceased the Participant shall automatically pass to the Participant and shall not be transferable by such spouse in any manner, including but not limited to such spouse's will, nor shall such interest pass under the laws of intestate succession.

12.13 INCOMPETENT. If the Committee determines in its discretion that a benefit under this Plan is to be paid to a minor, a person declared incompetent or to a person incapable of handling the disposition of that person's property, the Committee may direct payment of such benefit to the guardian, legal representative or person having the care and custody of such minor, incompetent or incapable person. The Committee may require proof of minority, incompetency, incapacity or guardianship, as it may deem appropriate prior to distribution of the benefit. Any payment of a benefit shall be a payment for the account of the Participant and the Participant's Beneficiary, as the case may be, and shall be a complete discharge of any liability under the Plan for such payment amount.

12.14 DISTRIBUTION IN THE EVENT OF TAXATION. If, for any reason, all or any portion of a Participant's benefit under this Plan becomes taxable to the Participant prior to the Vesting Date, a Participant may petition the Committee, if prior to a Change in Control, or the Trustee, after a Change in Control, for a distribution of assets sufficient to meet the Participant's tax liability (including additions to tax, penalties and interest). Upon the grant of such a petition, which grant shall not be unreasonably withheld, the Trustee shall distribute to the Participant from the Trust immediately available funds in an amount equal to that Participant's federal, state and local tax liability associated with such taxation, which liability shall be measured by using that Participant's then current highest federal, state and local marginal tax rate, plus the rates or amounts for the applicable additions to tax, penalties and interest. If the petition is granted, the tax liability distribution shall be made within 90 days of the date when the Participant's petition is granted.


                    IN WITNESS WHEREOF the Company has signed this Plan document as of the 24th day of November, 1997.


                              ALLEN TELECOM INC.



                              By: /s/ McDara P. Folan, III
                                ------------------------------

                              Its: Vice President
                                 -----------------------------